Exhibit 99.1

PRESS RELEASE

FTAI Aviation Ltd. Reports Fourth Quarter and Full Year 2023 Results, Declares Dividend of $0.30 per Ordinary Share

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NEW YORK, February 22, 2024 (GLOBE NEWSWIRE) – FTAI Aviation Ltd. (NASDAQ: FTAI) (the “Company” or “FTAI”) today reported financial results for the fourth quarter and full year 2023. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q4’23
Net Income Attributable to Shareholders	$110,025
Basic Earnings per Ordinary Share from Continuing Operations	$1.10
Diluted Earnings per Ordinary Share from Continuing Operations	$1.09
Adjusted EBITDA(1)	$162,331
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(1)  For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.

Fourth Quarter 2023 Dividends

On February 22, 2024, the Company’s Board of Directors (the “Board”) declared a cash dividend on our ordinary shares of $0.30 per share for the quarter ended December 31, 2023, payable on March 20, 2024 to the holders of record on March 8, 2024.

Additionally, on February 22, 2024, the Board declared cash dividends on its Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares (“Series A Preferred Shares”), Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares (“Series B Preferred Shares”), Fixed-Rate Reset Series C Cumulative Perpetual Redeemable Preferred Shares (“Series C Preferred Shares”) and Fixed-Rate Reset Series D Cumulative Perpetual Redeemable Preferred Shares (“Series D Preferred Shares”) of $0.51563, $0.50000, $0.51563 and $0.59375 per share, respectively, for the quarter ended December 31, 2023, payable on March 15, 2024 to the holders of record on March 5, 2024.

Business Highlights

•	Q4 2023 Aerospace Products Adj. EBITDA of $55 million, bringing total segment Adj. EBITDA for 2023 to $160 million, up from $74 million in 2022. (1)
•	Sold 61 modules to 17 unique customers in Q4, including 6 new customers and 11 repeat customers. Modules sold in 2023 total 178 to 30 customers.
•	Launched V2500 Engine exchange program.

•	Acquired $229 million of Aviation Leasing Equipment in Q4, comprised of 11 Aircraft and 32 Engines.

(1)  For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Center section of the Company’s website, https://www.ftaiaviation.com, and the Company’s Annual Report on Form 10-K, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.

Conference Call

In addition, management will host a conference call on Friday, February 23, 2024 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register.vevent.com/register/BI5208d5ee8f4a42ec950edf6b9a21c1c2. Once registered, participants will receive a dial-in and unique pin to access the call.

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at https://www.ftaiaviation.com/. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A replay of the conference call will be available after 11:30 A.M. on Friday, February 23, 2024 through 11:30 A.M. on Friday, March 1, 2024 on https://ir.ftaiaviation.com/news-events/presentations.

The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.

About FTAI Aviation Ltd.

FTAI owns and maintains commercial jet engines with a focus on CFM56 and V2500 engines. FTAI’s propriety portfolio of products, including The Module Factory and a joint venture to manufacture engine PMA, enables it to provide cost savings and flexibility to our airline, lessor, and maintenance, repair, and operations customer base. Additionally, FTAI owns and leases jet aircraft which often facilitates the acquisition of engines at attractive prices. FTAI invests in aviation assets and aerospace products that generate strong and stable cash flows with the potential for earnings growth and asset appreciation.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftaiaviation.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
FTAI Aviation Ltd.
(646) 734-9414
aandreini@fortress.com

Exhibit - Financial Statements

FTAI AVIATION LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Total revenues	$312,737	$274,291	$1,170,896	$708,411

Expenses
Cost of sales	135,223	128,246	502,132	248,385
Operating expenses	28,945	24,067	110,163	132,264
General and administrative	3,430	2,343	13,700	14,164
Acquisition and transaction expenses	4,999	4,867	15,194	13,207
Management fees and incentive allocation to affiliate	4,900	3,558	18,037	3,562
Depreciation and amortization	46,478	37,456	169,877	152,917
Asset impairment	901	9,048	2,121	137,219
Interest expense	43,663	36,997	161,639	169,194
Total expenses	268,539	246,582	992,863	870,912

Other income (expense)
Equity in income (losses) of unconsolidated entities	63	(244)	(1,606)	(369)
(Loss) gain on sale of assets, net	—	(2,722)	—	77,211
Gain (loss) on extinguishment of debt	—	2	—	(19,859)
Other income (expense)	6,713	(1)	7,590	207
Total other income (expense)	6,776	(2,965)	5,984	57,190
Income (loss) from continuing operations before income taxes	50,974	24,744	184,017	(105,311)
(Benefit from) provision for income taxes	(67,386)	(2,057)	(59,800)	5,300
Net income (loss) from continuing operations	118,360	26,801	243,817	(110,611)
Net loss from discontinued operations, net of income taxes	—	—	—	(101,416)
Net income (loss)	118,360	26,801	243,817	(212,027)
Less: Net income (loss) attributable to non-controlling interests in consolidated subsidiaries:
Continuing operations	—	—	—	—
Discontinued operations	—	—	—	(18,817)
Less: Dividends on preferred shares	8,335	6,791	31,795	27,164
Net income (loss) attributable to shareholders	$110,025	$20,010	$212,022	$(220,374)

Earnings (loss) per share:
Basic
Continuing operations	$1.10	$0.20	$2.12	$(1.39)
Discontinued operations	$—	$—	$—	$(0.83)
Diluted
Continuing operations	$1.09	$0.20	$2.11	$(1.39)
Discontinued operations	$—	$—	$—	$(0.83)
Weighted average shares outstanding:
Basic	100,239,011	99,566,387	99,908,214	99,421,008
Diluted	100,853,151	100,180,524	100,425,777	99,421,008

FTAI AVIATION LTD.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	December 31,
	2023	2022
Assets
Cash and cash equivalents	$90,756	$33,565
Restricted cash	150	19,500
Accounts receivable, net	115,156	99,443
Leasing equipment, net	2,032,413	1,913,553
Property, plant, and equipment, net	45,175	10,014
Investments	22,722	22,037
Intangible assets, net	50,590	41,955
Goodwill	4,630	—
Inventory, net	316,637	163,676
Other assets	286,456	125,834
Total assets	$2,964,685	$2,429,577

Liabilities
Accounts payable and accrued liabilities	$112,907	$86,452
Debt, net	2,517,343	2,175,727
Maintenance deposits	65,387	78,686
Security deposits	41,065	32,842
Other liabilities	52,100	36,468
Total liabilities	$2,788,802	$2,410,175

Commitments and contingencies

Equity
Ordinary shares ($0.01 par value per share; 2,000,000,000 shares authorized; 100,245,905 and 99,716,621 shares issued and outstanding as of December 31, 2023 and 2022, respectively)	1,002	$997
Preferred shares ($0.01 par value per share; 200,000,000 shares authorized; 15,920,000 and 13,320,000 shares issued and outstanding as of December 31, 2023 and 2022, respectively)	159	133
Additional paid in capital	255,973	343,350
Accumulated deficit	(81,785)	(325,602)
Shareholders' equity	175,349	18,878
Non-controlling interest in equity of consolidated subsidiaries	534	524
Total equity	$175,883	$19,402
Total liabilities and equity	$2,964,685	$2,429,577

FTAI AVIATION LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Year Ended December 31,
	2023	2022
Cash flows from operating activities:
Net income (loss)	$243,817	$(212,027)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Equity in losses of unconsolidated entities	1,606	46,971
Gain on sale of assets, net	(160,742)	(141,677)
Security deposits and maintenance claims included in earnings	(40,535)	(41,845)
Loss on extinguishment of debt	—	19,859
Equity-based compensation	1,638	2,623
Depreciation and amortization	169,877	193,236
Asset impairment	2,121	137,219
Change in deferred income taxes	(63,626)	2,161
Change in fair value of non-hedge derivatives	—	(1,567)
Change in fair value of guarantees	(1,807)	—
Amortization of lease intangibles and incentives	43,764	37,135
Amortization of deferred financing costs	8,860	19,018
Provision for credit losses	6,583	47,975
Other	(6,646)	(1,010)
Change in:
Accounts receivable	(40,357)	(65,969)
Other assets	(5,627)	(23,037)
Inventory	(31,884)	(23,267)
Accounts payable and accrued liabilities	1,254	(19,599)
Management fees payable to affiliate	1,683	804
Other liabilities	(997)	2,340
Net cash provided by (used in) operating activities	128,982	(20,657)

Cash flows from investing activities:
Investment in unconsolidated entities	(19,500)	(7,344)
Principal collections on finance leases	3,638	2,227
Principal collections on notes receivable	4,875	—
Acquisition of business, net of cash acquired	(29,632)	(3,819)
Acquisition of leasing equipment	(749,780)	(638,329)
Acquisition of property, plant and equipment	(6,148)	(144,196)
Acquisition of lease intangibles	(20,964)	(31,127)
Investment in promissory notes	(11,500)	—
Purchase deposit for acquisitions	(23,937)	(6,671)
Proceeds from sale of leasing equipment	477,886	408,937
Proceeds from sale of property, plant and equipment	—	5,289
Proceeds for deposit on sale of aircraft and engine	1,413	3,780
Return of purchase deposits	300	—
Net cash used in investing activities	$(373,349)	$(411,253)

	Year Ended December 31,
	2023	2022
Cash flows from financing activities:
Proceeds from debt	$951,665	$813,980
Repayment of debt	(605,000)	(1,144,529)
Payment of deferred financing costs	(12,180)	(18,607)
Receipt of security deposits	9,927	3,882
Return of security deposits	(2,385)	(2,141)
Receipt of maintenance deposits	30,354	47,846
Release of maintenance deposits	(275)	(1,471)
Proceeds from issuance of ordinary shares, net of underwriter's discount	5	—
Proceeds from issuance of preferred shares, net of underwriter's discount and issuance costs	61,729	—
Capital contributions from non-controlling interests	10	1,187
Dividend from spin-off of FTAI Infrastructure, net of cash transferred	—	500,562
Settlement of equity-based compensation	—	(148)
Cash dividends - ordinary shares	(119,847)	(128,483)
Cash dividends - preferred shares	(31,795)	(27,164)
Net cash provided by financing activities	282,208	44,914

Net increase (decrease) in cash and cash equivalents and restricted cash	37,841	(386,996)
Cash and cash equivalents and restricted cash, beginning of period	53,065	440,061
Cash and cash equivalents and restricted cash, end of period	$90,906	$53,065

Key Performance Measures

The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.

Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to shareholders from continuing operations, adjusted (a) to exclude the impact of provision for income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, dividends on preferred shares, and interest expense, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net income (loss) attributable to shareholders to Adjusted EBITDA for the three and twelve months ended December 31, 2023 and 2022:

	Three Months Ended December 31,		Year Ended December 31,
(in thousands)	2023	2022	2023	2022
Net income (loss) attributable to shareholders from continuing operations	$110,025	$20,010	$212,022	$(137,775)
Add: (Benefit from) provision for income taxes	(67,386)	(2,057)	(59,800)	5,300
Add: Equity-based compensation expense	510	—	1,638	—
Add: Acquisition and transaction expenses	4,999	4,867	15,194	13,207
Add: (Gain) loss on the modification or extinguishment of debt and capital lease obligations	—	(2)	—	19,859
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—
Add: Asset impairment charges	901	9,048	2,121	137,219
Add: Incentive allocations	4,576	3,489	17,116	3,489
Add: Depreciation & amortization expense (1)	56,557	44,277	213,641	190,031
Add: Interest expense and dividends on preferred shares	51,998	43,788	193,434	196,358
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	214	(125)	310	40
Less: Equity in (earnings) losses of unconsolidated entities	(63)	244	1,606	369
Less: Non-controlling share of Adjusted EBITDA	—	—	—	—
Adjusted EBITDA (non-GAAP)	$162,331	$123,539	$597,282	$428,097
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(1) Includes the following items for the three months ended December 31, 2023 and 2022: (i) depreciation and amortization expense of $46,478 and $37,456, (ii) lease intangible amortization of $3,801 and $3,654 and (iii) amortization for lease incentives of $6,278 and $3,167, respectively.

Includes the following items for the years ended December 31, 2023 and 2022: (i) depreciation and amortization expense of $169,877 and $152,917, (ii) lease intangible amortization of $15,126 and $13,913 and (iii) amortization for lease incentives of $28,638 and $23,201, respectively.

(2) Includes the following items for the three months ended December 31, 2023 and 2022: (i) net income (loss) of $63 and $(244), (ii) depreciation and amortization expense of $286 and $119 and (iii) acquisition and transaction expense of $(135) and $0, respectively.

Includes the following items for the years ended December 31, 2023 and 2022: (i) net loss of $1,606 and $369, (ii) depreciation and amortization expense of $1,488 and $409 and (iii) acquisition and transaction expense of $428 and $0, respectively.